                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                              _________________________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO Section 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  December 21, 1998

                        Illinois Power Special Purpose Trust
                               (Issuer of Securities)

              Illinois Power Securitization Limited Liability Company
                              (Depositor of the Trust)
                       (Exact Name of Registrant as Specified
                          in its Certificate of Formation)



Delaware                             333-63537                37-1376566
(State or Other                (Commission File Number --    (IRS Employer
Jurisdiction of Incorporation  Registration No. under the  Identification No.)
or Organization)               Securities Act of 1933)

                    500 South 27th Street, Decatur, Illinois 62521
                (Address of Principal Executive Offices of Registrant)

                                    (217) 450-2435
                 (Registrant's Telephone Number, including area code)
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ITEM 5.   OTHER EVENTS.

          Registrant is filing as Exhibit 25 a corrected copy of the Form T-1, Statement of Eligibility Under the Trust Indenture Act of 1939, of Harris Trust and Savings Bank, which was originally filed as Exhibit 25 to the Registration Statement on Form S-3, as amended (Registration No. 333-63537) filed by Illinois Power Special Purpose Trust and Registrant in connection with the registration of $864,000,000 of Transitional Funding Trust Notes (the "Notes") to be issued and sold by Illinois Power Special Purpose Trust. The correction to the Form T-1 shows that Illinois Power Special Purpose Trust, the Note Issuer with respect to the Notes, is the "Obligor."

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.
               (25) Form T-1 of Harris Trust and Savings Bank.

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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ILLINOIS POWER SECURITIZATION
                                   LIMITED LIABILITY COMPANY



                                   By:  /s/ ERIC B. WEEKES
                                      -----------------------------------------
                                   Name:     Eric B. Weekes
                                   Title:    Manager

Dated:    December 21, 1998

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                                    EXHIBIT INDEX

EXHIBIT NUMBER           EXHIBIT DESCRIPTION
     25                  Form T-1